UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ICON FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(I) (4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:
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5299 DTC Boulevard, Suite 1200

Greenwood Village, CO 80111

April 12, 2013

Dear ICON Risk-Managed Balanced Fund Shareholder:

You are receiving this proxy packet because you are a shareholder in ICON’s Risk-Managed Balanced Fund, formerly known as the ICON Risk-Managed Equity Fund (the “Fund”). As you will see from the enclosed materials, ICON’s Board of Trustees (the “Board”) is requesting that you approve a change to a fundamental investment objective of the Fund (the “Investment Objective”). This change, which has already been approved by the Board, subject to shareholder approval, is intended to, among other things, give the Fund greater investment flexibility in seeking an investment return for our shareholders. Please be assured that the Board has carefully considered these changes to the Fund’s Investment Objective and believes they are in the Fund’s best interests. The Board unanimously recommends you vote “For” the proposal.

We encourage you to review the enclosed proxy and proxy-voting procedures detailing the matter to be voted on at the upcoming shareholder meeting. Then you may complete your voting instruction card and return it in the enclosed postage-paid envelope by May 15, 2013.

In this packet, you will find:

•	Your proxy

•	Your voting instruction card

•	A postage-paid reply envelope

•	Notice of a special meeting of the Fund shareholders

Please review the enclosures and information noted above which will detail the matter to be voted on at the meeting and proxy-voting procedures. You may also contact us at 1-800-828-4881 if you have any questions about this proxy or your Fund shares.

ICON Funds

5299 DTC Blvd., Suite 1200

Greenwood Village, Colorado 80111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 31, 2013

The Board of Trustees of the ICON Funds, an open-end management investment company organized as a Massachusetts business trust, has called a special meeting of the shareholders of the ICON Risk-Managed Balanced Fund, formerly known as the ICON Risk-Managed Equity Fund (the “Fund”), to be held at the offices of the ICON Funds, 5299 DTC Blvd., Suite 1200, Greenwood Village, Colorado 80111, on May 31, 2013 at 10:00 a.m., Mountain Daylight Time.

As an owner of record with one or more shares of the Fund, you have the right to instruct the Fund as to the manner in which shares of the Fund attributable to you should be voted.

At the meeting, as more fully explained in the accompanying proxy statement, Fund shareholders will be asked to consider the following proposal:

To change the Fund’s Investment Objective from “modest capital appreciation and maximize gains” to “modest capital appreciation and income.”

In addition, the Fund is notifying all shareholders that if the shareholders approve the proposal and change the Fund’s Investment Objective to “modest capital appreciation and income,” the Fund will change its principal investment strategy. Currently, the Fund’s principal investment strategy dictates, among other things, that the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in U.S. markets, including common stocks and preferred stocks of any market capitalization. Moreover, the Fund’s current principal investment strategy dictates also that the Fund may invest up to 20% of its net assets in a broad range of investment grade U.S. dollar denominated bonds. Non-investment grade U.S. dollar denominated bonds are often referred to as high-yield or “junk” bonds. If the shareholders vote to change the Fund’s Investment Objective, the Fund will change its strategy as follows:

A.	The Fund will invest no less than 25%, and up to 75%, of the market value of its assets in debt securities and no less than 25% and up to 75% in equity securities; and

B.	The Fund may invest up to 10% of the Fund’s total net assets in non-investment grade debt securities.

The Board unanimously recommends that you vote “FOR” the proposal.

Voting Instructions:

Your vote is important. Please take a moment now to provide us with your voting instructions. Please follow the steps on the enclosed voting instruction card(s) to instruct us by signing and returning the voting instruction card(s) in the enclosed postage pre-paid envelope. To request more information, please call us at 1-800-828-4881. We look forward to receiving your voting instructions and thank you for your prompt response to the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 31, 2013. A COPY OF THE NOTICE OF SHAREHOLDER MEETING AND THE PROXY STATEMENT ARE AVAILABLE AT www.proxyvote.com.

Sincerely,

/s/ Craig T. Callahan Craig T. Callahan, Chairman ICON Funds

ICON Funds

5299 DTC Blvd., Suite 1200

Greenwood Village, CO 80111

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 31, 2013

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the ICON Funds for use at the Special Meeting of Shareholders (the “Meeting”) to be held at the ICON Funds’ offices, 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111 on May 31, 2013 at 10:00 a.m., Mountain Daylight Time, and at any and all adjournments thereof. The ICON Funds are soliciting proxies on behalf of the ICON Risk-Managed Balanced Fund, formerly known as the ICON Risk-Managed Equity Fund (the “Fund”).

The Board calls the meeting for the following purposes:

1.	To change the Fund’s investment objective from “modest capital appreciation and maximize gains” to “modest capital appreciation and income.”

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the ICON Funds, by the execution of a subsequently dated proxy, or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted “FOR” the proposal identified below and “FOR” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

The close of business on April 2, 2013 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”).

Each share will be entitled to one vote at the Meeting and fractional shares will be entitled to proportionate fractional votes. As of the Record Date, the following numbers of shares were outstanding with respect to each class of the Fund:

Class S	495,597.403
Class C	174,049.091
Class A	307,717.982

Fund Total	977,364.476

In addition, to the ICON Funds’ knowledge, the following are all of the record owners of more than 5% of the outstanding shares of any class of the Fund as of the Record Date:

	Registration	Shares	Percent of Class Held
Class S	Trust Company of America	228,909.099	46.19%
	FBO 269
	PO Box 6503
	Englewood, CO 80155-6503

Class S	First Clearing LLC	56,816.611	11.46%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	St Louis, MO 63103-2523

Class C	First Clearing LLC
	Special Custody Acct for the	30,775.443	17.68%
	Exclusive Benefit of Customer
	2801 Market St
	St Louis, MO 63103-2523

Class C	UBS Financial Services Inc. FBO	15,387.521	8.84%
	Wayne A Luoma IRA
	9890 Tanbark Trl
	Concord, OH 44060-7242

Class A	First Clearing LLC	39,638.221	12.88%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	St Louis, MO 63103-2523

Class A	Merrill Lynch Pierce Fenner & Smith	34,775.050	11%
	4800 Deer Lake Dr E
	Jacksonville, FL 32246-6484

As of the Record Date, the Trustees and Officers of the Trust, as a group, beneficially or of record, owned less than 1% of the outstanding shares of each class of the Fund.

This solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph or in person by representatives of Broadridge Investor Communication Solutions, Inc. (“Broadridge”), ICON Advisers, Inc. (the “Adviser”) or the Trust. All expenses in connection with preparing this Proxy Statement and its enclosures and additional solicitation expenses will be borne by the Adviser, except for the cost of independent Fund counsel, which will be paid for by the Fund and is not expected to exceed $5,000.

Quorum; Adjournment: The presence at the Meeting, in person or by proxy, of shareholders entitled to vote a majority of the Fund’s outstanding shares is required for a quorum. In the event that a quorum is not present or a quorum is present at the meeting but sufficient votes to approve the change in the Fund’s Investment Objective are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments. In such case, the persons named as proxies may vote those proxies which they are entitled to vote in favor of such item “FOR” such an adjournment, or may vote those proxies required to be voted against such item “AGAINST” such an adjournment. A shareholder vote may be taken on any proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Broker Non-Votes; Abstentions: Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter. All shares that are voted and votes to abstain will be counted towards establishing a quorum, as will broker non-votes. An abstention by a shareholder or broker non-vote, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote.

ICON Advisers’ Voting: As of the record date, ICON Advisers, the Fund’s Investment Adviser, has discretionary authority to vote 228,909.09 shares of the Fund, which it intends to vote FOR the proposal.

A copy of the Fund’s most recent prospectus, summary prospectus and annual report along with the most recent semi-annual report succeeding the annual report, if any, including financial statements and schedules, is available at no charge by sending a written request to the ICON Funds, 5299 DTC Blvd., Suite 1200, Greenwood Village, Colorado 80111, by visiting www.iconfunds.com, by calling 1-800-828-4881 or sending an email to info@iconadvisers.com.

SUMMARY OF PROPOSAL

Effective January 22, 2013, the ICON Risk-Managed Equity Fund was renamed the ICON Risk-Managed Balanced Fund. Subsequently, at a special meeting on March 11, 2013, the Board of Trustees unanimously approved, subject to shareholder approval, certain changes to the ICON Risk-Managed Balanced Fund’s (the “Fund”) Investment Objective, a fundamental policy of the Fund, and adopted the recommendations of Management to change the Fund’s principal investment strategy, subject to shareholder approve of the change to the Fund’s Investment Objective.

The Fund’s Investment Objective is “fundamental” as set forth in the Fund’s Statement of Additional Information (the “SAI”). The Fund’s Investment Objective was established in response to business and industry conditions that existed at the time the Fund was created. Since that time, the demand for certain types of products has changed. When the Fund was originally created, the Fund’s Investment Objective was to seek modest capital appreciation and to maximize gains. In general, capital appreciation is a rise in the value of an asset based on a rise in market price. Essentially, the capital that was invested in the security held by the Fund has increased in value, and the capital appreciation portion of the investment includes all of the market value exceeding the original investment or cost basis. To maximize gains is to maximize the profit that results when the price of a security held by the Fund rises above its purchase price. If the security is not sold, the gain is unrealized; if the security is sold, the gain is realized.

Capital appreciation is one of the two main sources of investment return, with the other being dividend or interest income. The demand for certain types of products that produce income, as opposed to maximize gains, has increased in recent years. Based on industry trends, ICON Advisers, Inc., the Fund’s investment adviser, believes that investors are looking for a product that seeks to achieve investment return in multiple ways. Adding “income” to the Fund’s Investment Objective will diversify the Fund’s investment mix and allow the Adviser to seek an investment return in multiple ways. The Fund intends to seek income by changing its investment strategy.

The Fund’s principal investment strategy presently dictates, among other things, that the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in U.S. markets, including common stocks and preferred stocks of any market capitalization. While the Fund can purchase up to 20% in debt securities, there is no requirement that it do so. In essence, the Fund is primarily a fund that is required to purchase equity securities. The Fund intends to change that approach by purchasing more debt securities.

If shareholders vote in favor of changing the Fund’s Investment Objective, the Fund will seek modest capital appreciation and income by normally investing no less than 25%, and up to 75%, of the market value of its assets, plus any borrowings for investment purposes, in debt securities traded in U.S. markets and up to 10% of its net assets in non-investment grade U.S. dollar denominated bonds. To maintain a balance between debt and equity, the Fund will normally invest no less than 25% and no more than 75% in equity securities traded in U.S. markets, including common stocks and preferred stocks of any market capitalization. To manage the risk of holding equity securities, the Fund may continue to write call options or purchase put options on the securities or securities indexes. The Fund believes that a balanced product seeking modest capital appreciation and income may attract more shareholders, which would help reduce Fund expenses per share. For this reason, the Board is recommending that shareholders modify and broaden the Fund’s Investment Objective to seek investment return using the two main sources of investment return: capital appreciation and income.

The Board and the Adviser do not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in the Fund. However, like all investments in securities, seeking income by investing in bonds does not necessarily mean less risk, just different risk. The main risks of investing in debt securities are as follows:

Interest Rate Risk. Bond prices tend to move inversely with changes in interest rates. For example, when interest rates rise, bond prices generally fall. Securities with longer maturities are more sensitive to changes in interest rates. Performance could also be affected if unexpected interest rate trends cause the Fund’s mortgage or asset-backed securities to be paid off substantially earlier or later than expected. Slower payoffs effectively increase maturity, also heightening interest rate risk. When interest rates fall, many mortgages are refinanced and mortgage-backed securities may be repaid early. As a result, the Fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.

Credit Risk. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a bond can cause a bond’s price to fall, potentially affecting the Fund’s share price.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

High Yield Risk. The Fund may invest 10% of its net assets in high yield securities (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. High yield securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. In general, debt securities are less liquid securities than equity securities. Illiquid debt securities may reduce the Fund’s returns because the Fund may be unable to sell the less liquid debt security at an advantageous time or price.

Call Risk. Some debt securities allow the issuer to repay the obligation early; these are referred to as “callable securities.” Issuers will often repay the obligation underlying a callable security when interest rates are low. To the extent that the Fund holds callable securities and the issuer repays the securities early, the Fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which will likely be lower than those paid by the callable security that was paid off.

Government Agency Securities Risk. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“Ginnie Mae”) is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

The Fund will only change its Investment Objective if a majority of the Fund’s outstanding voting shares vote to approve the change. Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

The Adviser has discretion to vote 228,909.099 shares, which constitute 23.42% of the shares outstanding. The Adviser will vote in Favor of changing the Fund’s Investment Objective.

If the Proposal is approved by the Fund’s shareholders, the changes will be effective as of the date that shareholders are notified the changes will be made through either (a) a supplement to the prospectus, summary prospectus and/or SAI or (b) revisions to the prospectus, summary prospectus and/or SAI at the time of the annual update to the Fund’s registration statement.

The ICON Fund’s Board of Trustees unanimously recommends a vote “FOR” the Proposal.

PROPOSAL

APPROVAL OF AMENDMENT TO THE FUND’S

INVESTMENT OBJECTIVE

Under the Investment Company Act of 1940 (the “Company Act”), an investment company is required to state its investment objectives. Pursuant to the terms of the Fund’s Statement of Additional Information, the Fund’s Investment Objective is fundamental and may not be changed without approval by the holders of a majority of the Fund’s outstanding voting shares. Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

The Fund’s Investment Objective is currently designated as modest capital appreciation and to maximize gains. Capital appreciation is, in general, an increase in the value of an asset based on an increase of its market price. Essentially, the capital that was invested in the security has increased in value, and the capital appreciation portion of the investment includes all of the market value exceeding the original investment or cost basis. To maximize gains is to maximize the profit that results when the price of a security held by the Fund rises above its purchase price. Capital appreciation is one of the two primary sources of investment returns, with the other being dividend or interest income.

In this proposal, the Board is asking shareholders to modify the Fund’s Investment Objective and broaden the Fund’s Investment Objective to seek investment return using the two main sources of investment return as follows:

Modest Capital Appreciation and Income

If the shareholders approve of the modification of the Fund’s Investment Objective, the Fund will change its principle investment strategy. The Fund’s principal investment strategy presently dictates, among other things, that the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in U.S. markets, including common stocks and preferred stocks of any market capitalization. While the Fund can purchase up to 20% in debt securities, there is no requirement that it do so. In essence, the Fund is primarily a fund that is required to purchase equity securities. The Fund intends to change that approach by purchasing more debt securities as follows: the Fund will seek modest capital appreciation and income by normally investing no less than 25%, and up to 75%, of the market value of its assets, plus any borrowings for investment purposes, in debt securities traded in U.S. markets and up to 10% of its net assets in non-investment grade U.S. dollar denominated bonds. To maintain a balance in debt and equity, the Fund will normally invest no less than 25% and no more than 75% in equity securities traded in U.S. markets, including common stocks and preferred stocks of any market capitalization. To manage the risk of holding equity securities, the Fund may continue to write call options or purchase puts on the securities. The Fund will not change its principle investment strategy without providing shareholders at least 60 days’ advance notice.

The Board of Trustees, including the Independent Trustees, unanimously recommends that Fund shareholders vote “FOR” the proposed change to the Fund’s Investment Objective.

OTHER INFORMATION

OPERATION OF THE FUND

ICON Funds (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996. The ICON Risk-Managed Balanced Fund is a series of the Trust. There are 17 other series funds in the Trust. Those funds are covered by separate prospectuses and statements of additional information.

The Fund is a diversified portfolio. This means that, with respect to at least 75% of the Fund’s total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. The Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of the Fund (“Majority”), as defined in the Company Act. Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

ICON Advisers, Inc. (“ICON” or “Adviser”) serves as the Fund’s investment adviser. The Adviser serves also as the Fund’s administrator. ICON Distributors, Inc. (“IDI” or “Distributor”) is the principal underwriter and distributor of the Fund’s shares.

The Fund’s principal executive offices, along with the offices of the Adviser and Distributor, are located at 5299 DTC Blvd., Suite 1200, Greenwood Village, Colorado, 80111.

OTHER MATTERS

No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of ICON Funds.

SOLICITATION OF PROXIES

The solicitation of proxies, the cost of which will be borne by the Adviser, except for the cost of independent Fund counsel, which will be paid for by the Fund and is not expected to exceed $5,000, will be made primarily by mail, but may also be made by telephone by Broadridge, professional proxy solicitors. Broadridge will be paid fees and expenses of approximately $11,000 for soliciting services. Shareholders may vote by mail or through a secure Internet site. Proxies by Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

SHAREHOLDER PROPOSALS

Following the Meeting, the Funds do not intend to hold any meetings of shareholders except as required by federal or Massachusetts state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, in care of the ICON Funds at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise to be considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

DELIVERY OF VOTING INSTRUCTIONS

If you and another shareholder share the same address, the Fund may only send one Proxy Statement unless you or the shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Fund at 1-800-828-4881, or write the Fund at ICON Funds, 5299 DTC Blvd., Suite 1200, Greenwood Village, Colorado, 80111.

A copy of the Notice of Shareholder Meeting and the Proxy Statement are available at www.proxyvote.com.

By order of the Board of Trustees,

/s/ Craig T. Callahan
Craig T. Callahan, President

/s/ Donald Salcito
Donald Salcito, Secretary
ICON Funds

ICON RISK-MANAGED BALANCED FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned appoints Craig T. Callahan, Donald Salcito and Jessica Seidlitz, each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the “Fund”) held by the undersigned on April 2, 2013, at a Special Meeting of Shareholders of the Fund, to be held at the offices of the ICON Funds, 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, on May 31, 2013 at 10:00 a.m. (Mountain time) and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are hereby revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Date:

Shareholder(s) signs here

Please sign exactly as name appears on the Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

This proxy will be voted as instructed on the matters set forth above. If no choice is specified, this proxy will be voted FOR the proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

Please refer to your Proxy Statement for a complete discussion of the proposal applicable to the Fund. There are three convenient ways to vote your proxy, all available 24 hours a day.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Go to website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

Please refer to your Proxy Statement for a complete discussion of the proposal applicable to the Fund. There are three convenient ways to vote your proxy, all available 24 hours a day.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M58782-S04389	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                 DETACH AND RETURN THIS PORTION ONLY

A. Investment Objective - The Board Recommends a vote FOR the Proposal:	For	Against	Abstain

1. To change the Fund’s investment objective from “modest capital appreciation and maximize gains” to “modest capital appreciation and income.”	☐	☐	☐

This proxy will be voted as instructed on the matters set forth above. If no choice is specified, this proxy will be voted FOR the proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

Please sign exactly as name appears on the Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Shareholders Meeting and Proxy Statement are available at www.proxyvote.com.

M58783-S04389

ICON RISK-MANAGED BALANCED FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned appoints Craig T. Callahan, Donald Salcito and Jessica Seidlitz, each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the “Fund”) held by the undersigned on April 2, 2013, at a Special Meeting of Shareholders of the Fund, to be held at the offices of the ICON Funds, 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, on May 31, 2013 at 10:00 a.m. (Mountain time) and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are hereby revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.